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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

JUNE 30, 2003
Date of Report (Date of earliest event reported)

BUSANDA EXPLORATIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA       0-50119    91-1898414
(State or other jurisdiction          (Commission File                      (IRS Employer
of incorporation)                                             Number)                                  Identification No.)

     1550 OSTLER COURT
 NORTH VANCOUVER, BRITISH COLUMBIA, CANADA
  (Address of principal executive offices)                         V7G 2P1
                         (Zip Code)

604-990-2072
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

CHANGE OF CONTROL

Busanda Explorations Inc., a Nevada corporation (“We”, “Busanda” or the “Company”) completed the acquisition of all of the issued and outstanding shares of Image Innovations Inc., a Delaware corporation (“Image Innovations”) effective June 30, 2003. Image Innovations is a Delaware corporation incorporated on January 14, 2003. The acquisition was completed pursuant to offers made by the Company to all the shareholders of Image Innovations to purchase their shares in exchange for an aggregate of 10,000,000 shares of the Company’s common stock on the basis of 10,000 shares for each outstanding share of Image Innovations. It was a condition precedent of closing that all shareholders of Image Innovations accept the Company’s offer and that audited financial statements of Image Innovations have been delivered to the Company. The Company issued 10,000,000 shares of its common stock to the existing shareholders of Image Innovations in consideration of the transfer by the existing shareholders of all of their shares of Image Innovations to the Company. As a result of this transaction, Image Innovations is now a wholly owned subsidiary of the Company.

In connection with this transaction, Mr. Derick Sinclair, the sole executive officer and director of the Company, transferred 1,000,000 shares of the Company’s common stock to the current directors of Image Innovations, namely Mr. Alain Kardos, Mr. Christopher Smith and Mr. Clifford Wilkins in separate private transactions. These sales were completed at a price of $0.011 per share, for aggregate purchase price of $11,000. Mr. Kardos, Mr. Smith and Mr. Wilkins completed these purchases with their own funds.

It is anticipated that Mr. Kardos, Mr. Smith and Mr. Wilkins will be appointed as directors of the Company. The Company has filed a Schedule 14F information statement with the Securities and Exchange Commission disclosing this anticipated change in directors on July 3, 2003. This change of directors of the Company will not occur until a minimum of 10 days have passed since the filing of Schedule 14F information statement with the United States Securities and Exchange Commission and the delivery of Schedule 14F information statement to the shareholders of the Company. It is anticipated that the change of directors will occur on or about July 13, 2003.

As a consequence of these transactions, there has been a change of control of the Company. There are now a total of 18,170,000 shares of the Company’s common stock outstanding, inclusive of the 10,000,000 shares issued to the former shareholders of Image Innovations. The shares of the Company issued to the former shareholders of Image Innovations represent 55% of the Company’s currently issued and outstanding shares of common stock. In addition, Mr. Kardos, Mr. Smith and Mr. Wilkins own between them an additional 1,000,000 shares, representing an additional 5.5% of the Company’s common stock.

Each of the proposed directors, Mr. Kardos, Mr. Smith and Mr. Wilkins, is currently a director and officer of Image Innovations. Mr. Kardos, Mr. Smith and Mr. Wilkins were issued the following shares of the Company’s common stock upon completion of the acquisition of Image Innovations:

Name of Proposed Director    Number of Shares of Image
                Innovations Previously Held                Number of Company shares Issued
Mr. Alain Kardos                                                 50                        500,000
Mr. Christopher Smith     55   550,000
Mr. Clifford Wilkins                                              60             600,000

In addition, Mr. Alain Kardos, Mr. Christopher Smith and Mr. Clifford Wilkins acquired an additional 1,000,000 shares of the Company’s common stock from Mr. Derick Sinclair, the sole executive officer and director of the Company, in separate private transactions using their own funds.

DIRECTORS AND EXECUTIVE OFFICERS

The Company anticipates that on or about July 13, 2003, Mr. Derick Sinclair, the sole director and executive officer of the Company will appoint Mr. Kardos, Mr. Smith and Mr. Wilkins as directors of the Company. The appointment of these individuals to the Company’s board of directors will be subject to the closing of the acquisition of Image Innovations. Subsequent to these appointments, it is anticipated that

Mr. Sinclair will tender his resignation as both a director and an executive officer of the Company. The new board of directors will then appoint the Company’s executive officers.

The following tables set forth information regarding the Company’s current executive officers and directors and the proposed executive officers and directors of the Company:

Our executive officers and directors and their respective ages as of July 7, 2003 are as follows:

Directors:

Name of Director         Age
----------------------                 -----
Derick Sinclair                                             46

Executive Officers:

Name of Officer                     Age            Office
--------------------         -----                                                -------
Derick Sinclair                                              46                  President, Secretary, Treasurer, Chief Executive Officer
                                               and Chief Financial Officer and Chairman of the Board of Directors

CURRENT DIRECTOR

Derick Sinclair – Mr. Sinclair has been the President, Secretary, Treasurer and Chairman of the Board of Directors of the Company since inception. Since March 1998, he has also been President of Natalma Industries Inc., a publicly-traded exploration stage mining company traded on the OTCBB:NTAL. Since March 1997, he has also been the President of Cosmah Industries, Inc., a privately-held exploratory mining company in Vancouver, Canada. Since March, 1996, he has also been the CFO and Vice President of Administration for Navigata Communications Inc, formerly RSL COM Canada Inc., and Westel Telecommunications in Vancouver, B.C. Based in North Vancouver, British Columbia with regional offices in Ontario, Quebec and Alberta, Navigata is a communications company providing data and voice services. From December, 1992 to March, 1996, he was Director of Fleet Management for BC Rail, Ltd., a freight train service in Vancouver, B.C., Canada. Mr. Sinclair received a Bachelors Degree in Commerce from the University of Windsor, Canada in 1982 and has been a member of the Institute of Chartered Accountants of British Columbia since 1985.

PROPOSED DIRECTORS

Alain Kardos – After graduating from the Montreal Institute of Technology, Mr. Kardos began a successful corporate career at IBM, following which, he held senior executive positions at Nortel and Wang. His success at Wang encouraged him to move to Los Angeles to co-found Kardos-Long Inc., a sports, promotion and marketing company responsible for promoting America’s return to Grand Prix racing in Phoenix, Arizona. Mr. Kardos returned to Canada to assist AVCAN Systems Corp., a CDNX listed company develop a US presence. Mr. Kardos was vice-president of AVCAN Systems Corp. from June 1999 to February 2001. Mr. Kardos then moved on to become president and chief executive officer of Fibre Crown Manufacturing , a Vancouver based company, a position he held from April 2001 to August 2002. Mr. Kardos was an executive vice-president of RedCell Battery Corp. of Vancouver, British Columbia from August 2002 to December 2002. Mr. Kardos has been president, chief operating officer and a director of Image Innovations since its incorporation on January 14, 2003.

Clifford Wilkins – Mr. Wilkins commenced his career in 1962 with the National Provincial Bank (now National Westminster), in England. After a thorough grounding in commercial banking he progressed to International banking, joining the old established firm of Brown Shipley & Co. in the City of London. Spending 10 years at the French Bank of Southern Africa, he relinquished his position of Deputy Manager of the London operation in 1982, to establish an international operation in London for ABSA Bank, where he stayed until his early retirement. Mr. Wilkins then decided to apply his experience to the offshore environment, assisting with the establishment of the FN Group, in Nevis, and HE Capital, in the Dominican

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Republic. Mr. Wilkins has been a director of FN Stockbrokers Ltd., an asset management company, from September 1995 to present. Mr. Wilkins has been a director of Associated Trustees Ltd., an asset management company, from September 1995 to present. Mr. Wilkins has been a director of H.E. Capital S.A. from March 2000 to present. Mr. Wilkins has been the chief executive officer and a director of Image Innovations since its incorporation on January 14, 2003.

Christopher Richard Smith – Commencing his career in London, in 1986, Mr. Smith has spent almost 20 years in the control and management of financial transactions, for stockbroking companies in a number of countries. Amongst these companies were Swiss Bank Corp and Union Bank of Switzerland. Mr. Smith was a corporate finance assistant with UBS Warburg in London, England from June 1995 to July 1998. As did Cliff Wilkins, Mr. Smith decided to apply his experience to the offshore environment as financial controller for the FN Group and HE Capital. Mr. Smith was the financial controller of FN Stockbrokers Ltd. from August 1998 to January 2001. Mr. Smith has been a director of H.E. Capital S.A. from February 2001 to present. Mr. Smith has been chief financial officer and a director of Image Innovations since its incorporation on January 14, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of July 7, 2003 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, (iii) each person proposed to be appointed as a director of the Company and (iv) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock (1)

CURRENT DIRECTOR:

Common Stock	DERICK SINCLAIR, Chief Executive Officer, President, Secretary, Chief Financial Officer, Treasurer and Director 1550 Ostler Court North Vancouver, BC	NIL	0.0%

Common Stock	All Officers and Directors as a Group (1 person)	NIL	0.0%

PROPOSED DIRECTORS:

Common Stock	ALAIN KARDOS	700,000	3.9%

Common Stock	CLIFFORD WILKINS	800,000	4.4%

Common Stock	CHRISTOPHER SMITH	1,150,000	6.3%

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Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock (1)

5% BENEFICIAL OWNERS
Common Stock	RFH INVESTMENTS Blue Cotil, Samaras Inner Road St. Clement, JE2 60N, United Kingdom	1,250,000	6.88%

(1)   Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As of July 7, 2003, there were 18,170,000 shares of our common stock issued and outstanding.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

We completed the acquisition of all of the issued and outstanding shares of Image Innovations Inc. effective June 30, 2003. Image Innovations is a Delaware corporation incorporated on January 14, 2003. The acquisition was completed pursuant to offers made by us dated June 23, 2003 to all the shareholders of Image Innovations to purchase their shares in exchange for an aggregate of 10,000,000 shares of our common stock on the basis of 10,000 shares for each outstanding share of Image Innovations. It was a condition precedent of closing that all shareholders of Image Innovations accept our offer and that audited financial statements of Image Innovations have been delivered to us. We issued 10,000,000 shares of our common stock to the existing shareholders of Image Innovations in consideration of the transfer by the existing shareholders of all of their shares of Image Innovations to us. As a result of this transaction, Image Innovations is now a wholly owned subsidiary of the Company.

Image Innovations was incorporated to engage in the business of promotional licensing and branding with the objective of adding value to a wide variety of relatively low cost, but desirable or essential products, by endorsing them with the brand logos of sports teams and/ or other recognized trademarks. On February 11, 2003, Image Innovations entered into a retail license agreement with NHL Enterprises, L.P. to market a limited range of products under the National Hockey League brand. Image Innovations has signed a letter of intent with National Football League Properties to obtain a license to market a limited range of products under the NFL brand.

The principal components of the business strategy of Image Innovations are as follows:

1.    To identify a range of consumer products that can be manufactured and resold for high markups with the product endorsement of recognized sports teams and leagues;

2.    To enter into licensing agreements to obtain product endorsement rights for the targeted products from recognized sports teams and leagues;

3.    To enter into manufacturing arrangements for the manufacture of the targeted products with the licensed product endorsements;

4.    To arrange for sale of the targeted products through established distribution channels; and

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5.    To market the targeted products to consumers.

Each of the components of the Company’s business strategy is discussed below as follows:

1.  Targeting of Products

Image Innovations plans to target relatively low cost, but desirable or essential consumer products. Image Innovations has selected alkaline batteries as its initial targeted product. Image Innovations believe that alkaline batteries and alkaline battery products satisfy the Company’s criteria of being relatively low cost products that are capable of high markup and that are either desirable or essential products used by consumers. Alkaline batteries and battery products offer a range of opportunities for branding and product endorsement. Examples of battery products include desk clocks, travel clocks, flashlights, radios, calculators, touch-lights, personal alcohol breath testers and educational items.

2.  Licensing Agreements

Image Innovations has entered into a license agreement with NHL Enterprises, LP for the license of the National Hockey League name and other NHL logos and indicia for use in connection with batteries and other battery related products. The license is a non-exclusive license for the United States. The license is for a term expiring December 31, 2004. Image Innovations will pay to NHL Enterprises, LP a royalty of 10% of net sales. In addition, Image Innovations will pay guaranteed annual minimum payments of $60,000 US, including an upfront fee of $15,000 US that has been paid by Image Innovations.

Image Innovations has also entered into a letter of intent with NFL Properties LLC for the grant of a license to use the National Football League mark and other related marks in connection with batteries, flashlights with batteries, e-badge with batteries, radios with batteries, and universal remote controls with batteries. The arrangement requires an advance royalty payment of $100,000 US, which has been paid by Image Innovations. Image Innovations is required to pay a royalty of 11% of net sales. The license will be limited to the United States. The license will be for a term expiring March 31, 2004 and is subject to the execution of a definitive license agreement with NFL Properties LLC.

We plan to pursue negotiations with further sports leagues and sports teams to obtain additional license rights.

3.  Manufacturing Arrangements

Image Innovations does not anticipate manufacturing any of the targeted products. Image Innovations plans to outsource manufacturing to manufacturers located primarily in the Far East. Image Innovations believes manufacturing in the Far East will offer the best price competitiveness and also the most advanced technology for batteries and battery related products. Image Innovations has begun to establish relationships with major suppliers in Asia who are believed by Image Innovations to be capable of delivering innovative products with the brand recognition colors and symbols of the licensed properties. Image Innovations plans to establish these relationships through attendance at major international trade shows and through a program of personal visits to the Far East. Image Innovations plans to work with its major suppliers in order to keep abreast of new product lines as they become available in order that its targeted products remain in demand.

4.  Distribution

Image Innovations plans to use in-house staff and a network of independent brokers to market its product to targeted retailers. Image Innovations believes that the key to gaining entry into major retailers will be established relationships. Image Innovations plans to establish a network of seasoned salesmen in the United States who will spearhead its marketing campaigns in North

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America. The targeted retail market will focus on chain stores, convenience stores, drug stores, electronic retailers and specialty distributors.

5.  Marketing

Image Innovations’ marketing strategy will be to focus its licensing program on premier sports franchises and household name trademarks. By combining high profile brand names and trademarks with desirable or essential consumer products, Image Innovations believes that demand for its products will be created. Image Innovations’ overall objective is to establish itself as a specialized brand licensing and promotional merchandising company. One objective of Image Innovations will be to create brand name awareness amongst decision makers who place its targeted products into its targeted market.

FINANCING REQUIREMENTS

Image Innovations is in the startup phase of its operations. Image Innovations did not earn any revenues from January 14, 2003, the date of its incorporation, to March 31, 2003. Image Innovations has not earned any revenues to date. In addition, Image Innovations had a working capital deficit of $86,724 as of March 31, 2003. The ability of Image Innovations to generate revenues will depend on its ability to obtain financing to fund its plan of operations and its success in implementing its plan of operations. There is no assurance that we will be able to obtain the financing required to enable Image Innovations to carry out its plan of operations.

The plan of operations of Image Innovations will require that Image Innovations obtain additional financing in order that it can complete purchases of targeted products from manufacturers. Manufacturers of the targeted products will require that Image Innovations have in place letters of credit in favor of manufacturers prior to the start of manufacturing. The posting of letters of credit is a standard arrangement for international manufacturing orders and is a mechanism that provides manufacturers with assurance that they will be paid for the products they manufacture. Letters of credit will only be issued by financial institutions against a deposit of either cash or against collateral of an amount sufficient to enable the financial institution to post a letter of credit. Although Image Innovations plans to only order product from manufacturers when it is in possession of firm purchase orders, manufacturers will require that letters of credit are in place at the time of ordering. Due to its current working capital deficit, Image Innovations will require additional financing before it is able to post letters of credit and start the manufacturing process.

Image Innovations anticipates that there will be a period of four months between the time that product is ordered from a manufacturer until the time payment is received from customers. This four month period includes two months for production, one month for shipping and delivery and a final ten to thirty days to receive payment from customers. Due to this time lag between posting of a letter of credit and ultimate realization of revenues, the amount of revenues that Image Innovations will be able to achieve will be dependent on the amount of upfront financing that it is able to obtain. If Image Innovations is not able to obtain financing, then it will not be able to order products from manufacturers with the result that it may not be able to achieve revenues.

Image Innovations incurred expenses totaling $71,005 during the period from incorporation to March 31, 2003. These expenses were associated with the startup of the Company’s business and the execution of the license agreement for the NHL trademarks. These expenses were financed by advances from H.E. Capital S.A. totaling $103,919 as of March 31, 2003. Subsequent to March 31, 2003, Image Innovations made an advance royalty payment of $100,000 in respect of the NFLP standard retail license agreement. We anticipate that the operating expenses of Image Innovations will continue to increase as it carries out its plan of operations. These increased operating expenses will be incurred prior to Image Innovations realizing revenues. In view of these factors, Image Innovations will require financing in order to carry out its plan of operations.

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FINANCIAL STATEMENTS

Under United States generally accepted accounting principles, our financial statements for future fiscal periods, commencing with the six month period ending June 30, 2003, will be prepared using reverse-acquisition accounting principles , which will result in Image Innovations acquiring the Company for accounting purposes. Accordingly, Image Innovations will be treated as the acquirer for accounting purposes, even though the Company is the legal acquirer.

YEAR END

The year end of Image Innovations is December 31, which is the same as our current year end. Accordingly, there is no change of fiscal year end arising from the completion of the acquisition of Image Innovations.

AUDITORS

The financial statements of Image Innovations have been audited by Clyde Bailey, P.C., our current auditor. Accordingly, there is no change of the Company’s auditor arising from completion of the acquisition of Image Innovations.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Business Acquired.

Included herein as Exhibit 99.1 to this Current Report on Form 8-K are the following audited financial statements of Image Innovations prepared in accordance with United States generally accepted accounting principals:

1.    Audit Report of Clyde Bailey, P.C. dated June 25, 2003;
2.    Balance Sheet as at March 31, 2003;
3.    Statement of Operations for the period from January 14, 2003 to March 31, 2003;
4.    Statement of Stockholders Equity as at March 31, 2003;
5.    Statement of Cash Flows for the period from January 14, 2003 to March 31, 2003;
6.    Notes to Financial Statements.

(b)    Pro forma Financial Information .

Included herein as Exhibit 99.2 to this Current Report on Form 8-K are the following unaudited pro-forma consolidated financial statements showing the effect of the acquisition of Image Innovations by the Registrant:

1.    Compilation report of Clyde Bailey, P.C.;
2.    pro-forma consolidated balance sheet as at March 31, 2003;
3.    pro-forma consolidated statement of loss for the three months ended March 31, 2003;
4.    notes to the pro-forma consolidated financial statements.

(c)    Exhibits .

    Exhibit                        Description                             ________________________________________________________________________________________________________________________

      10.1           Offer Letter dated June 23, 2003 to the shareholders of Image Innovations Inc. to acquire all of the issued and outstanding shares of Image Innovations Inc., a Delaware corporation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        BUSANDA EXPLORATIONS INC.

Date: July 8, 2003                 /s/ Derick Sinclair
          By:___________________________
                                                DERICK SINCLAIR
                                       PRESIDENT

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IMAGE INNOVATIONS INC.

Audited Financial Statements

March 31, 2003

Clyde Bailey, P.C.
Certified Public Accountant
10924 Vance Jackson #404
San Antonio, Texas 78230

Clyde Bailey, P.C.
________________________________________________________________________________________________________________________

Certified Public Accountant
10924 Vance Jackson #404
San Antonio, Texas 78230
(210)-699-1287 (ofc)
(888)-699-1287 ♦ (210)-691-2911 (fax)

www.clydecpa.com
mailto:clyde@clydecpa.com

Member:
American Institute of CPA’s
Texas Society of CPA's

Board of Directors
Image Innovations Inc.

INDEPENDENT AUDITOR’S REPORT

I have audited the accompanying balance sheet of Image Innovations Inc. (Company) as of March 31, 2003 and the related statement of operations, statement of stockholders’ equity, and the statement of cash flows from January 14, 2003 (inception) to March 31, 2003. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards in the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

The Company is a development stage enterprise, as defined in Financial Accounting Standards Board No. 7. The Company is devoting all of its present efforts in securing and establishing a new business, and its planned principal operations have not commenced, and, accordingly, no revenue has been derived during the organizational period.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2003 and the results of its operations from January 14, 2003 (inception) to March 31, 2003. in conformity with generally accepted accounting principles in the United States.

                        /s/ Clyde Bailey P.C.

                        Clyde Bailey P.C.

San Antonio, Texas
June 25, 2003

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IMAGE INNOVATIONS INC.
BALANCE SHEET
AS AT March 31

2003

A S S E T S

Current Assets
Cash	13,446
Prepaid Expenses	3,749

17,195

Computer Equipment	1,719

Other Assets	15,000

33,914

L I A B I L I T I E S

Current Liabilities
Advances Payable (Note 3)	103,919

103,919
S T O C K H O L D E R S ' E Q U I T Y

Common Stock (Note 2)	-
1,500 authorized shares, no par value
1,000 shares issued and outstanding
Accumulated Paid In Capital	1,000

Accumulated Deficit during the Development Period	(71,005

Total Stockholders' Equity (Deficit)	(70,005

Total Liabilities and Stockholders' Equity	33,914

The accompaying notes are integral part of the consoliated financial statements.

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IMAGE INNOVATIONS INC.
STATEMENT OF OPERATIONS

Period From January 14 2003 to March 31 2003

Revenues:
Revenues	-

$-

Expenses:
Automobile Expenses	454
Bank Charges	289
Books	102
Consulting Fees	43,042
Depreciation & Amortization	3
Dues and Subscriptions	350
Exchange	-
Meals & Entertainment	808
Office Supplies	389
Postage and Delivery	412
Printing and Reproduction	261
Product Development	3,778
Professional Fees	1,071
Rent	400
Telephone	3,379
Trade Shows	115
Travel and Entertainment	16,152

Total Expenses	71,005

Net Income before Taxes	$(71,005)

Provision for Income Taxes:
Income Tax	-

Net Income (Loss)	$(71,005)

Basic and Diluted Earnings Per Common Share	$(71.01)

Weighted Average number of Common Shares
used in per share calculations	1,000

The accompaying notes are integral part of the consoliated financial statements.

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IMAGE INNOVATIONS INC.
Statement of Stockholders' Equity
AS AT March 31
				Accumulated
			Accumulated	Deficit
			Paid-In	During the	Stockholders'
	Shares	No Par Value	Capital	Development Period	Equity

Balance, January 14, 2003	-	$-		$-	$-

Issuance of common stock	1,000	$-	1,000		$1,000

Net Income (Loss)				(71,005)	$(71,005)

Balance, March 31, 2003	1,000	$-	$1,000	$(71,005)	$(70,005)

The accompaying notes are integral part of the consoliated financial statements.

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IMAGE INNOVATIONS INC.
Statement of Cash Flows

Period From January 14 2003 to March 31 2003

Cash Flows from Operating Activities:

Net Income (Loss)	$(71,005)

Adjustments to reconcile net loss to net cash
provided (used) to operating activities:
Depreciation & Amortization	3
Increase (Decrease) in Working Capital	100,170

Total Adjustments	100,170

Net Cash Used in Operating Activities	$29,165

Cash Flows from Investing Activities:
Computer Equipment	(1,719)
Licenses	(15,000)

Net Cash Used in Investing Activities	$(16,719)

Cash Flows from Financing Activities:

Proceeds from Issuance of Stock	1,000

Net Cash Provided for Financing Activities	$1,000

Net Increase (Decrease) in Cash	$13,446

Cash Balance, Begin Period	-

Cash Balance, End Period	$13,446

Supplemental Disclosures:
Cash Paid for interest	$-
Cash Paid for income taxes	$-
Stock Issued for Option to Purchase	-
Stock Issued for Repayment of Shareholder Advances	-

The accompaying notes are integral part of the consoliated financial statements.

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IMAGE INNOVATIONS INC.
Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies

Organization
Image Innovations Inc. (“the Company”) was incorporated under the laws of the State of Delaware on January 14, 2003 for the purpose to promote and carry on any lawful business for which a corporation may be incorporated under the laws of the State of Delaware. The Company has a total of 1,500 authorized common shares with no par value and has 1,000 common shares issued and outstanding as of March 31, 2003.

The Company has been established to become a recognized player in the field of promotional licensing and branding. The Company’s goal is to add value to a wide variety of relatively low cost, but desirable or essential products, by endorsing them with the brand logos of sports teams and / or household trademarks.

On February 11, 2003 the Company entered into a retail license agreement with NHL Enterprises, L.P. to market the Company’s products under the National Hockey League brand.

The Company has submitted a proposal to National Football League Properties to obtain a license to market the Company’s products under the NFL brand.

Development Stage Enterprise
The Company is a development stage enterprise, as defined in Financial Accounting Standards Board No. 7. The Company is devoting all of its present efforts in securing and establishing a new business, and its planned principal operations have not commenced, and accordingly, no revenue has been derived during the organizational period.

Property Plant & Equipment
Property Plant & Equipment are recorded at cost less accumulated amortization. Amortization is calculated on a straight line basis at rates sufficient to amortize the cost of the assets over their estimated useful lives.

Federal Income Tax
The Company has adopted the provisions of Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. The Company accounts for income taxes pursuant to the provisions of the Financial Accounting Standards Board Statement No. 109, “Accounting for Income Taxes”, which requires an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure on contingent assets and liabilities at the date of

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IMAGE INNOVATIONS INC.
Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies (con’t)
the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Method
The Company’s financial statements are prepared using the accrual method of accounting. Revenues are recognized when earned and expenses when incurred. Fixed assets are stated at cost. Depreciation and amortization are provided for using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes. A five year life is used for the fixed assets that consists of computers at the present time.

Earnings per Common Share
The Company adopted Financial Accounting Standards (SFAS) No. 128, “Earnings Per Share,” which simplifies the computation of earnings per share requiring the restatement of all prior periods.

Basic earnings per share are computed on the basis of the weighted average number of common shares outstanding during each year.

Diluted earnings per share are computed on the basis of the weighted average number of common shares and dilutive securities outstanding. Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation.

Comprehensive Income
Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No.130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any assets requiring disclosure of comprehensive income.

Segments of an Enterprise and Related Information
Statement of Financial Accounting Standards (SFAS) No. 131, Disclosures about Segments of an Enterprise and Related Information, supersedes SFAS No. 14, “Financial Reporting for Segments of a Business Enterprise.” SFAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has evaluated this SFAS and does not believe it is applicable at this time.

7

IMAGE INNOVATIONS INC.
Notes to Financial Statements

Fair Value of Financial Instruments
The Financial Accounting Standards Board (“FASB”) Statement No. 107. “Disclosure About Fair Value of Financial Instruments” is a part of a continuing process by the FASB to improve information on financial statements. The carrying amounts reported in the balance sheets for the Company’s assets and liabilities approximate their fair values as of December 31, 2002 and 2001.

Recent Accounting Pronouncements
In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002. The Company does not expect that there will be a material impact from the adoption of SFAS No. 143 on its financial position, results of operations, or cash flows.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. It supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of", and the accounting and reporting provisions of Accounting Principles Board Statement ("APB") 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions", for the disposal of a segment of a business. The Company is required to adopt SFAS No. 144 on October 1, 2002. The Company does not expect that the adoption of SFAS No. 144 will have a material effect on its financial position, results of operations or cash flows.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4,44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 requires the classification of gains and losses from extinguishments of debt as extraordinary items only if they meet certain criteria for such classification in APB No. 30, "Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual, and Infrequently Occurring Events and Transactions". Any gain or loss on extinguishments of debt classified as an extraordinary item in prior periods that does not meet the criteria must be reclassified to other income or expense. These provisions are effective for fiscal years beginning after May 15, 2002. Additionally, SFAS No. 145 requires sale-leaseback accounting for certain lease modifications that have economic effects similar to sale-leaseback transactions. These lease provisions are effective for transactions occurring after May 15, 2002. The Company does not expect the adoption of SFAS No. 145 to have a material effect on its financial position, results of operations or cash flows.

In July 2002, the FASB issued SFAS No. 146 , "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 replaces "Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an

8

IMAGE INNOVATIONS INC.
Notes to Financial Statements

Recent Accounting Pronouncements (con’t)

Activity (including Certain Costs Incurred in a Restructuring)". SFAS No. 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company does not expect the adoption of SFAS No. 146 to have a material effect on its financial position, results of operations or cash flows.

Note 2 - Common Stock

The company has a total of 1,500 authorized common shares with no par value and with 1,000 common shares issued and outstanding and 605,004 preferred shares issued and outstanding as of March 31, 2003.

The Company issued 1,000 shares of common stock to various investors at $1 per share.

Note 3 – Related Parties

The advances received from some of the directors in that amount of $103,919 is being shown as Advances Payable in the Balance Sheet. The funds were used as working capital and does not carry an interest rate as of March 31, 2003.

The Company neither owns nor leases any real or personal property. An officer of the corporation provides office services without charge. Such costs are immaterial to the financial statements and accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may in the future become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

Note 4 - Subsequent Events
On May 16, the Company accepted the terms and conditions of NFLP standard retail license agreement and made an advance royalty payment of $100,000 and expect to sign the final agreement in the near future.

9

Pro Forma Consolidated Financial Statements of

BUSANDA EXPLORATIONS INC.
                    Compilation Report
As at March 31, 2003

COMPILATION REPORT

To the Board of Directors
Busanda Explorations Inc.

I have reviewed, as to the compilation only, the accompanying pro forma consolidated balance sheet of Busanda Explorations Inc. as at March 31, 2003 and the pro forma consolidated statement of loss for the three months ended March 31, 2003. These pro forma financial statements have been prepared for inclusion in a Current Report on Form 8K describing the acquisition on June 30, 2003 of Image Innovations Inc. by Busanda Explorations Inc. and the resulting change in control of Busanda Exploration Inc. In my opinion, the pro forma consolidated balance sheet and pro forma consolidated statement of loss have been properly compiled to give effect to the transactions and assumptions described in note 3 hereto.

 /s/
Clyde Bailey P.C.

Clyde Bailey P.C.

San Antonio, Texas
July 11, 2003

BUSANDA EXPLORATIONS INC.

Pro Forma Consolidated Balance Sheet

	Busanda	Image
.	Explorations Inc	Innovations Inc.	Pro forma
	as at March 31,	as at March 31,	Pro Forma	as at March 31,
	2003	2003	Adjustments	2003

			(note 3)
Assets
Current assets:
Cash	$3,274	$13,446	$–	$16,720
Prepaid expenses	–	3,749	–	3,749

	3,274	17,195	–	20,469

Capital assets	–	1,719	–	1,719

Other assets	–	15,000	–	15,000

Organization cost	20,094	–	–	20,094

Goodwill	–	–	21,232	21,232

	$23,368	$33,914	$21,232	$78,514

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$850	$–	$20,000	$20,850
Officer advances	23,750	–	–	23,750
Advances payable	–	103,919	–	103,919

	24,600	103,919	20,000	148,519

Stockholders’ equity (deficit):
Share capital:
Common shares	8,155	1,000	(8,155)	1,000
Additional paid-in capital	62,145	–	(62,145)	–
Accumulated deficit during
the development period	(71,532)	(71,005)	71,532	(71,005)

	(1,232)	(70,005)	1,232	(70,005)

	$23,368	$33,914	$21,232	$78,514

See accompanying notes to pro forma consolidated financial statements.

On behalf of the Board:

__________________________________ Director

BUSANDA EXPLORATIONS INC.

Pro Forma Consolidated Statement of Loss

	Busanda	Image		Pro forma
	Explorations Inc.	Innovations Inc.		for the three
	for the three months ended	for the period ended		months ended
	March 31,	March 31,	Pro Forma	March 31,
	2003	2003	Adjustments	2003

			(note 3)
Revenue:

	$-	$–	$–	$–
Expenses:
Automobile expenses	–	454	–	454
Bank charges	–	289	–	289
Books	–	102	–	102
Consulting fees	–	43,042	–	43,042
Depreciation and amortization	–	3	–	3
Dues and subscriptions	–	350	–	350
Meals and entertainment	–	808	–	808
Office supplies	109	389	–	498
Postage and delivery	–	412	–	412
Printing and reproduction	–	261	–	261
Product development	–	3,778	–	3,778
Professional fees	1,025	1,071	–	2,096
Rent	–	400	–	400
Telephone	–	3,379	–	3,379
Trade shows	–	115	–	115
Travel and entertainment	–	16,152	–	16,152

	1,134	71,005	–	72,139

Loss before income taxes	(1,134)	(71,005)	–	(72,139)
Income taxes	–	–	–	–

Loss for the period	$(1,134)	$(71,005)	$–	$(72,139)

Loss per share	$(0.0001)	$(71.01)	$–	$(0.004)

See accompanying notes to pro forma consolidated financial statements.

BUSANDA EXPLORATIONS INC.
Notes to Pro Forma Consolidated Financial Statements

As at March 31, 2003

_______________________________________________________________________________________________________________________

1.   Terms of acquisition and basis of presentation:
The accompanying pro forma consolidated financial statements have been prepared for inclusion in a Current Report on Form 8K describing the acquisition on June 30, 2003 of Image Innovations Inc. (“Image Innovations”) by Busanda Explorations Inc. (“Busanda”) and the resulting change in control of Busanda (the “Acquisition”). The pro forma consolidated financial statements of Busanda give effect to the Acquisition under which the shareholders of Image Innovations exchanged all of their common shares of Image Innovations for common shares of Busanda.

The pro forma consolidated financial statements include:

(a)                             a pro forma consolidated balance sheet prepared from the unaudited balance sheet of Busanda as at March 31, 2003 and the audited balance sheet of
            Image Innovations as at March 31, 2003 and gives effect to the assumptions described in note 3. The pro forma consolidated balance sheet assumes the Acquisition occurred on March 31, 2003.

(b)        a pro forma consolidated statement of loss prepared from the unaudited statement of loss of Busanda for the three months ended March 31, 2003 and the audited statement of loss of Image Innovations for the period ended March 31, 2003 and gives effect to the assumptions described in note 3. The pro forma consolidated statement of loss assumes the acquisition occurred on January 14, 2003, the date of incorporation of Image Innovations.

The latest fiscal year of Busanda ended December 31, 2002. Image Innovations was incorporated on January 14, 2003. The pro forma consolidated statement of loss has been prepared for the three months ended March 31, 2003. No pro forma statement of loss has been prepared for the latest fiscal year of Busanda, since Image Innovations was incorporated subsequent to that year and hence there would be no additional operations to include with those of Busanda.

The pro forma consolidated financial statements are not necessarily indicative of the results of operations that would have resulted if the transactions described above had occurred at the dates indicated or of the future operating results of Busanda subsequent to the completion of the Acquisition.

The pro forma consolidated financial statements should be read in conjunction with the audited and unaudited financial statements of Busanda and Image Innovations contained elsewhere in this Current Report on Form 8K.

2.  Significant accounting principles:
           The pro forma consolidated financial statements have been compiled using the significant accounting policies as set out in the unaudited and audited consolidated financial statements of Busanda contained elsewhere in this Current Report on Form 8K.

BUSANDA EXPLORATIONS INC.
Notes to Pro Forma Consolidated Financial Statements, page 2

As at March 31, 2003

_______________________________________________________________________________________________________________________

3.    Pro forma assumptions:

The pro forma consolidated financial statements are based on the following assumptions:

•    Busanda has acquired 100% of the outstanding shares of Image Innovations;
•    Image Innovations will remain as a wholly-owned subsidiary of Busanda;
•    All of the issued and outstanding shares of Image Innovations (1,000 common shares) were exchanged for 10,000,000 common shares of Busanda;
•    Immediately subsequent to completion of the Acquisition, the former shareholders of Image Innovations own in aggregate approximately 55% of the common shares of Busanda, and the Acquisition will therefore be accounted for as a reverse takeover of Busanda by Image Innovations;
•   The Acquisition has been accounted for in the accompanying pro forma consolidated financial statements as an acquisition of Busanda by Image
       Innovations using the purchase method, under reverse takeover accounting. The cost of the purchase has been determined based on the estimated fair value of the net assets of Busanda acquired. The amounts assigned to the working capital assets and liabilities of Busanda are based on the account balances at March 31, 2003, plus the estimated costs of the Acquisition incurred by Busanda but not accrued in its financial statements as of March 31,
       2003. The amount assigned to Organization Cost is based on book value at March 31, 2003, which is believed to estimate its fair value. The purchase price allocation below is preliminary only as the fair values at June 30, 2003, the date of completion, will vary, and adjustments to the purchase price allocation will be required when such values are fully determined.

       Net assets to be acquired at fair values:
Current assets    $        3,274
Organization costs                                                                                                                                                                                 20,094
Goodwill                                                                                                                                                                                                21,232
Current liabilities                                                                                                                                                                                   (44,600)
            _______________________________________________________________________________________________________________

                                                  $          –___________________________________________________________________________________________________

 Valuation of consideration given                                                                                                                                                          $          –
      ___________________________________________________________________________________________________

•    Estimated costs of the Acquisition are $20,000, incurred by Busanda. None of these costs were accrued in the financial statements of Busanda at March
        31, 2003.

•   A valuation of the share capital of Image Innovations is not readily determinable. As such, a nominal value has been assigned to the consideration given in the Acquisition, deemed under reverse takeover accounting to be an approximately 45% interest in the share capital of Image Innovations.

BUSANDA EXPLORATIONS INC.
Notes to Pro Forma Consolidated Financial Statements, page 3

As at March 31, 2003

_________________________________________________________________________________________________________________________

3.    Pro forma assumptions (continued):

 •    The pro forma consolidated loss per share for the three months ended March 31, 2003 has been calculated based on the following:

        Weighted average number of shares of Busanda issued for
  the three months, including those issued under the Acquisition                                                          18,170,000
______________________________________________________________________________________________________________

  Pro forma consolidated weighted average number of shares issued for the period                                           18,170,000
______________________________________________________________________________________________________________